SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):            12/26/01


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2001-J6 (Exact name of registrant as specified in its charter)


Delaware            333-42510                41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                         55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

On December 26, 2001 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with
the Commission, the Monthly Report dated                     12/26/01
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated        12/26/01


GMACM Mortgage Pass-Through Certificates
  Series 2001-J6

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:          December 26, 2001

DISTRIBUTION SUMMARY

                                         Beg
           Original        Current Principal      Principal
  Class Face Value                    Amount          Amount
A       127589000.00             120730265.97      4377450.84
PO          67367.02                 66898.36          237.15
IO      128202958.06             121340470.78            0.00
M-1       1172000.00               1164240.84         3930.61
M-2        521000.00                517550.75         1747.31
M-3        391000.00                388411.41         1311.32
B-1        196000.00                194702.39          657.34
B-2        130000.00                129139.35          435.99
B-3        195700.01                194404.38          656.33
R             100.00                     0.00            0.00
TOTAL:  130262167.03             123385613.45      4386426.89







            Current
        Pass-Through                Interest
Class          Rate          Distributed (1)
A           6.25000%                628803.47
PO          0.00000%                     0.00
IO          0.55725%                 56347.18
M-1         6.25000%                  6063.75
M-2         6.25000%                  2695.58
M-3         6.25000%                  2022.98
B-1         6.25000%                  1014.07
B-2         6.25000%                   672.60
B-3         6.25000%                  1012.52
R           6.25000%                     0.18
TOTAL:      0.00000%                698632.33








                                Certificate          Ending
        Realized Los                Interest    Current Prin
          Principal               Shortfall          Amount
Class
A               0.00                     0.00    116352815.13
PO              0.00                     0.00        66661.21
IO              0.00                     0.00    116961157.58
M-1             0.00                     0.00      1160310.23
M-2             0.00                     0.00       515803.44
M-3             0.00                     0.00       387100.09
B-1             0.00                     0.00       194045.05
B-2             0.00                     0.00       128703.36
B-3             0.00                     0.00       193748.05
R               0.00                     0.00            0.00
TOTAL:          0.00                     0.00    118999186.56






AMOUNTS PER $1,000 UNIT
                                                                   Ending
                                        Prin             Int    Curr Prin
Class   Cusip                   Distribution    Distribution       Amount
A       36185NMM9                 34.30899874      4.92835174 911.93453299
PO      36185NMN7                  3.52026852      0.00000000 989.52291492
IO      36185NMP2                  0.00000000      0.43951544 912.31247196
M-1     36185NMR8                  3.35376280      5.17384812 990.02579352
M-2     36185NMS6                  3.35376200      5.17385797 990.02579655
M-3     36185NMT4                  3.35375959      5.17386189 990.02580563
B-1     36185NMX5                  3.35377551      5.17382653 990.02576531
B-2     36185NMY3                  3.35376923      5.17384615 990.02584615
B-3     36185NMZ0                  3.35375558      5.17383724 990.02575421
R       36185NMQ0                  0.00000000      1.80000000   0.00000000







        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2001-J6


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA